Sucampo Pharmaceuticals, Inc. 2015 Cowen and Company Healthcare Conference

March 2, 2015

Peter Greenleaf
Chief Executive Officer

The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission (SEC) on March 12, 2014 and the Form 10-Q as filed with the SEC on November 7, 2014.

Investment Highlights

- Lead product with differentiated profile in an attractive market with a large unmet need
- Blue chip partnerships provide global reach and drive outsized revenue growth
- Multiple levers available to drive sustainable long term growth
- Robust product pipeline that will build on a strong foundation
- Well-defined lifecycle management strategy maximizes franchise value
- Strong financial performance with robust balance sheet and cash position
- Deep management bench with proven experience in new product development

Clear Strategy to Methodically Build a Leading Bio/Pharma Company

Revenue & Market Value

Secure	Advance	Transform
▪ **Focus efforts and strengthen overall capabilities** • Team • Development capability ▪ **Secure and grow AMITIZA revenues** • Efforts to ensure consistent and sustainable growth • Global partnerships • Ongoing resolution of patent litigation ▪ **Optimize investment in current pipeline** • Life cycle management (LCM) • Prioritize or exit programs to maximize return on investment (ongoing)	▪ **Address capital structure** • Diversify investor base ▪ **Continue to strengthen capability in development** ▪ **Execute on pipeline opportunities** • File LCM programs for regulatory approvals • Progress prostones in clinical development to Phase 3 ▪ **Acquire new development programs to strengthen and accelerate the pipeline**	▪ **Launch AMITIZA LCM programs** ▪ **Launch new pipeline products** ▪ **Sustainable pipeline of drug candidates with near term launch opportunities** ▪ **BD – Move to more transformative deals** ▪ **Execute value creation strategy**
2014	*2015–2017*	*2018–2021*

SUCAMPO
The Science of Innovation

Proven and Experienced Management Team

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenía
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, NOVARTIS
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, VIVUS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, MILLENNIUM PHARMACEUTICALS, INC, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Communications	AstraZeneca, MedImmune, Pfizer
Andrew Smith Chief Financial Officer	Biocompatibles, ALLERGAN, clearlab, Hydron, RETROSCREEN VIROLOGY

Expanded Management Team with Considerable Experience in Product Development and Commercialization

amitiza

lubiprostone

AMITIZA is a Unique and Highly-Differentiated Product

- **Most expansive label in constipation market: 3 indications, 3 patient types**
  - **CIC:** Chronic Idiopathic Constipation
  - **IBS-C:** Irritable Bowel Syndrome with Constipation
  - **OIC:** Opioid Induced Constipation in Adults (non-cancer)
- **Most experienced product: over 9M prescriptions since 2006**
- **Only product with a dual mechanism of action**
  1. Increases intestinal fluid secretion
  2. Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
- **Well-tolerated product with established safety profile**
  - No black box warning



SUCAMPO
The Science of Innovation

Addressing Large Market with Significant Unmet Need

Market MATTY TRx by Category thru Dec 2014



48.2 M TRx
Sorbitol, mineral oil
Bulk Fiber (Citrucel, Benefiber)
Fleet Enemas (1%)
Linaclotide
AMITIZA
Stool softeners with stim lax (Senna S)
3%
3%
2%
3%
4%
27%
Miralax, PEGs
Stimulant Laxatives (Ex-Lax, Dulcolax)
9%
Bentyl (other IBS)
11%
15%
22%
Stool softeners without stimulant laxatives (Colace)
Osmi Prep, PEG preps

Brand/Generic MATTY TRx thru Dec 2014



Generic
34%
42%
Other
16%
Branded Generic
8%
Brand

Brand TRx by Category thru Dec 2014



Osmi Prep, PEG preps Pre-xray Evacuants 1%
0% Sorbitol, mineral oil
0% 56520 Miralax, PEGs
Bentyl (other symptoms of IBS)
25%
36%
AMITIZA
38%
Linaclotide

OTC Market: additional ~$800M annually

SUCAMPO
The Science of Innovation

Accelerating Growth is Evidence of Compelling Value Proposition

U.S. (Takeda)

4-week TRx annual growth rate of 12.1% is multi-year high



1,350,000
1,300,000
1,250,000
1,200,000
1,150,000
1,100,000
1,050,000
1,000,000
TRx Scripts
2010
2011
2012
2013
2014 Estimate
Units

Japan (Abbott)



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
TRx Scripts*
7,652
489,543
1,241,304
2012
2013
2014

*Based on Management assumption of 46 capsules per TRx

SUCAMPO The Science of Innovation

Multiple Levers Will Drive AMITIZA Outsized Growth

BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ DTC
- ✓ OIC driving 30% of brand sales

EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ Agreement with Par
  - 50/50 gross profit split on generic
- ✓ Takeda
  - 50/50 gross profit split on brand incl. LCM

PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U (new reco's for approval)
  - ROW
- ✓ Abbott
  - Japan

LABEL EXPANSION

- ✓ New Microparticle Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

SUCAMPO
The Science of Innovation

New Market Opportunities

Global prevalence of constipation disorders ranges from 5-18%



Canada
CIC and OIC
(filed 10/30/14)
U.K.
CIC and
OIC under
review
E.U.*
CIC
China
TBD
U.S.
CIC, IBS-C and
OIC
Switzerland
CIC and OIC
Japan
CC
Latin America
TBD
ROW Territories
TBD

Takeda is #1 GI company world wide
Takeda has rights to all markets except Japan (Abbott) and China

* MRP filed in Austria, Belgium, Germany, Italy, Ireland, Luxembourg, Netherlands, and Spain; Ireland has issued marketing authorization

SUCAMPO
The Science of Innovation

AMITIZA Life Cycle Management

Expand AMITIZA franchise through new formulation and new indication

1. New Formulation

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- Incremental opportunity to address the roughly 40% of adults who have difficulty swallowing pills
- Next step: Phase 3 commence 2H 2015

2. New Pediatric Functional Constipation Indication

- Constipation is one of the most common gastrointestinal complaints in children
- US Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved competition for AMITIZA in pediatric population (black box warning for linaclotide and prucalopride failed in Phase 4)
- Current formulation: older children (6-17 years) who are able to take the current capsule formulation
- Alternate formulation: younger children (6 months and above)

Pipeline

At-A-Glance: Sucampo Pipeline

	CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					TIMELINE TARGETS	
	LEAD COMPOUNDS	PHASE1	PHASE 2		PHASE 3		NDA/MAA FILING	APPROVAL
Lifecycle Management	Lubiprostone – Pediatric Functional Constipation (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015	2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation (Adults)				FPI – 2H 2015 LPI – 2H 2015		2H 2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation – Pediatric Functional Constipation (6 months- 6 years)				Pivotal: FPI – 1H 2016 LPI – 1H 2017	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2017*	2018*
Clinical Development	Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 2H 2016		FPI – 2017 LPI – 2018		2018	2019
Clinical Development	Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 2018 LPI – 2018		2020	2021
Clinical Development	New Formulation Unoprostone Isopropyl – RP				Trial Ongoing Interim Data for RTU formulation 1H 2015		2021	
Clinical Development	New Formulation Unoprostone Isopropyl – GA						2022	

COMPLETED IN PROGRESS / PROJECTED START

*Pending partner discussions

SUCAMPO
The Science of Innovation

Supplementing Existing Pipeline

- Commenced assessment of external programs
- Complement existing product pipeline
- Leverage current skills and experience of Sucampo
- Therapeutic areas
- Platform- and technology- agnostic
- Orphan and specialist products

Financials

Key Facts and Financial Summary

Financial Highlights for Q3 2014	
Cash & Equivalents	$106.4M
Notes Payable*	$48.1M
Total Revenue	$31.5M
Net Income, excluding special items	$6.3M
EPS, excluding special items	$0.14
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$88.5M

Financial Highlights for Nine Months 2014	
Total Revenue	$77.7M
Net Income, excluding special items	$8.6M
EPS, excluding special items	$0.20
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$240.5M
Raised full year 2014 guidance*, excluding special items	Net Income $15-20M; EPS $0.35-0.45

*$14M Upfront Payment from Takeda received as part of Global Takeda Agreement. $8M will be recognized in 4Q 2014, and the recognition of the remaining $6M will be matched against Sucampo's committed $6M R&D spend

*On 11-20-14 and 12-29-14, Sucampo repaid two secured loans of ¥1.0B with MUFG Bank and The Mizuho Bank Ltd., approximating a total of $17M. These loan repayments released the total collateralized deposits of $26M.

Upcoming Milestones

Event	Expected Timing
Global partnership agreement for AMITIZA	√
Updated on AMITIZA alternate formulation and PFC development	√
Filed AMITIZA (CIC and OIC) for approval in Canada	√
Initiated MRP to secure approval for AMITIZA (CIC) in additional European markets	√
Decision made on ion channel activator program for LSS	√
Cobiprostone NERD Ph. 2 FPI	√
Cobiprostone oral mucositis Ph. 2 FPI	1H 2015
Approvals for AMITIZA in additional European markets	
Go/No Go for unoprostone in retinitis pigmentosa	
Expected MHRA decision on AMITIZA (OIC) in the U.K.	
Lubiprostone alternate formulation Ph. 3 FPI	2H 2015
Lubiprostone alternate formulation Ph. 3 LPI	
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (pivotal)	
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (open-label)	
Expected approval of AMITIZA (CIC and OIC) in Canada	
Cobiprostone NERD Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (pivotal)	1H 2016
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (open-label)	
File lubiprostone alternate formulation for approval in U.S.	2H 2016
Cobiprostone oral mucositis Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) LPI (open-label)	

Investment Highlights

- Lead product with differentiated profile in an attractive market with a large unmet need
- Blue chip partnerships provide global reach and drive outsized revenue growth
- Multiple levers available to drive sustainable long term growth
- Robust product pipeline that will build on a strong foundation
- Well-defined lifecycle management strategy maximizes franchise value
- Strong financial performance with robust balance sheet and cash position
- Deep management bench with proven experience in new product development

Q&A

SUCAMPO
The Science of Innovation